UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2019

GUARDANT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-576280	45-4139254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Penobscot Dr.
Redwood City, California 94063
(Address of principal executive offices) (Zip Code)
855-698-8887
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	GH	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Annual Meeting”) of Guardant Health, Inc. (the “Company”) was held on June 18, 2019.

Both of the Class I director nominees listed in Proposal 1 in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”), were elected to serve on the Company’s board of directors by the following vote:

Name of Nominee	Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
Aaref Hilaly	67,439,156	2,172,541	24,999	11,885,791
Stanley Meresman	65,670,303	3,941,714	24,679	11,885,791

Proposal 2 in the Proxy Statement, a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
81,421,046	32,766	68,675	N/A

The foregoing proposals were the only matters voted upon at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDANT HEALTH, INC.

Date:	June 21, 2019
		By:	/s/ Helmy Eltoukhy
Helmy Eltoukhy
Chief Executive Officer